                                                                   EXHIBIT 99.3

                       NATIONAL EQUIPMENT SERVICES, INC.

     INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

   National Equipment Services, Inc. ("the Company") was founded in June 1996 to acquire and integrate equipment rental companies. The accompanying unaudited pro forma balance sheet of the Company as of June 30, 1999 includes the acquisition of The Plank Company LP, and the accompanying unaudited pro forma consolidated statements of operations of the Company give effect to the acquisition of The Plank Company LP and the financing thereof, as if the acquisition had occurred at the beginning of the period.

                       NATIONAL EQUIPMENT SERVICES, INC.

                       UNAUDITED PRO FORMA BALANCE SHEET
                                (In thousands)

                                 June 30, 1999

                                       The              Pro Forma
                                     Company    Plank  Adjustments     Combined
                                     --------  ------- -----------     --------
Assets
Cash and cash equivalents..........  $    478  $    39   $   --        $    517
Accountants receivables, net.......    73,864   15,970    (9,126)(i)     80,708
Inventory..........................    21,056    3,778       --          24,834
Rental equipment, net..............   481,787    9,577     4,902 (ii)   496,266
Property and equipment, net........    41,853    2,400       --          44,253
Intangible assets, net.............   252,711      --     45,607 (iii)  298,318
Loan origination costs, net........    10,203      --        --          10,203
Prepaids and other assets, net.....    20,102      267       --          20,369
                                     --------  -------   -------       --------
Total assets.......................  $902,054  $32,031   $41,383       $975,468
                                     ========  =======   =======       ========
Liabilities
Cash Overdraft.....................  $    --   $    94   $   (94)(iv)  $    --
Accounts payable...................    24,217   11,239    (9,825)(iv)    25,631
Accrued interest...................     4,201      --        --           4,201
Accrued expenses and other
 liabilities.......................    43,960      --        --          43,960
Debt...............................   591,025    2,050    69,950 (v)    663,025
                                     --------  -------   -------       --------
Total liabilities..................   663,403   13,383    60,031        736,817
Convertible preferred stock........    95,000      --        --          95,000
Stockholders' Equity
Common Stock.......................       241      --        --             241
Additional paid-in capital.........   123,606      --        --         123,606
Retained earnings..................    19,906   18,648   (18,648)(vi)    19,906
Stock subscriptions receivable.....      (102)     --        --            (102)
                                     --------  -------   -------       --------
Stockholders' equity...............   143,651   18,648   (18,648)       143,651
                                     --------  -------   -------       --------
Total liabilities and stockholders'
 equity ...........................  $902,054  $32,031   $41,383       $975,468
                                     ========  =======   =======       ========

--------
(i) Reflects the elimination of related party receivables which were not assumed in conjunction with the transaction.
(ii) Reflects the step-up of rental equipment to fair value due to the purchase of The Plank Company LP.
(iii) Reflects the additional goodwill generated by the purchase of The Plank Company LP.
(iv) Reflects the elimination of related party payables and the cash overdraft which were not assumed in the transaction.
(v) Reflects the indebtedness incurred to fund the acquisition of The Plank Company LP.
(vi) Reflects the elimination of the equity of The Plank Company LP.

                       NATIONAL EQUIPMENT SERVICES, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                 (In thousands)

                          Year Ended December 31, 1998

                                     The               Pro Forma
                                   Company    Plank   Adjustments   Combined
                                   --------  -------  -----------   --------
Revenues:
  Rental revenue.................  $165,902  $20,465    $   --      $186,367
  Rental equipment sales.........    13,365    4,319        --        17,684
  New equipment sales and other..    45,981    5,589        --        51,570
                                   --------  -------    -------     --------
Total revenues...................   225,248   30,373        --       255,621
                                   --------  -------    -------     --------
Rental equipment expense:
  Rental equipment depreciation..    29,422    4,280     (1,744)(a)   31,958
  Cost of rental equipment sales.     8,462    2,324        --        10,786
  Cost of new equipment sales....    22,462    2,102        --        24,564
  Direct operating expenses......    62,109    6,619       (144)(b)   68,584
                                   --------  -------    -------     --------
Cost of revenues.................   122,455   15,325     (1,888)     135,892
                                   --------  -------    -------     --------
Gross profit.....................   102,793   15,048      1,888      119,729
                                   --------  -------    -------     --------
Selling, general and
 administrative expense..........    45,001    8,240       (342)(c)   53,395
Non-rental depreciation..........     7,855      895      1,140 (d)    9,394
                                   --------  -------    -------     --------
Operating income.................    49,937    5,913     (1,090)      56,940
                                   --------  -------    -------     --------
Other income (expense), net......       389     (290)       --            99
Interest income (expense), net...   (26,745)     (41)    (6,264)(e)  (33,050)
                                   --------  -------    -------     --------
Income before income taxes.......    23,581    5,582     (5,174)      23,989
Income taxes.....................     9,904      --         171 (f)   10,075
                                   --------  -------    -------     --------
Income before extraordinary item.  $ 13,677  $ 5,582    $(5,345)    $ 13,914
                                   ========  =======    =======     ========
Income before extraordinary item
 per common share:
  Basic..........................                                   $   0.75(g)
                                                                    ========
  Diluted........................                                   $   0.69(g)
                                                                    ========

                       NATIONAL EQUIPMENT SERVICES, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                 (In thousands)

                         Six Months Ended June 30, 1999

                                     The               Pro Forma
                                   Company    Plank   Adjustments   Combined
                                   --------  -------  -----------   --------
Revenues:
  Rental revenue.................. $138,829  $11,252    $   --      $150,081
  Rental equipment sales..........   13,289    2,007        --        15,296
  New equipment sales and other...   45,257    3,535        --        48,792
                                   --------  -------    -------     --------
Total revenues....................  197,375   16,794        --       214,169
                                   --------  -------    -------     --------
Rental equipment expense:
  Rental equipment depreciation...   27,660    2,685     (1,381)(a)   28,964
  Cost of rental equipment sales..    8,988      932        --         9,920
  Cost of new equipment sales.....   15,707    1,611        --        17,318
  Direct operating expenses.......   61,918    3,493        (72)(b)   65,339
                                   --------  -------    -------     --------
Cost of revenues..................  114,273    8,721     (1,453)     121,541
                                   --------  -------    -------     --------
Gross profit......................   83,102    8,073      1,453       92,628
                                   --------  -------    -------     --------
Selling, general and
 administrative expense...........   38,236    3,971        (91)(c)   42,320
Non-rental depreciation...........    7,573      440        570 (d)    8,379
                                   --------  -------    -------     --------
Operating income..................   37,293    3,662        974       41,929
                                   --------  -------    -------     --------
Other income (expense), net.......      667     (230)       --           437
Interest income (expense), net....  (26,334)     (65)    (3,132)(e)  (29,531)
                                   --------  -------    -------     --------
Income before income taxes........   11,626    3,367     (2,158)      12,835
Income taxes......................    4,883      --         508 (f)    5,391
                                   --------  -------    -------     --------
Net income........................ $  6,743  $ 3,367    $(2,666)    $  7,444
                                   ========  =======    =======     ========
Net income per common share:
  Basic...........................                                  $   0.32(g)
                                                                    ========
  Diluted.........................                                  $   0.29(g)
                                                                    ========

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(a.) Reflects the impact on rental equipment depreciation resulting from the application of the Company's depreciation policy rather than that of the former owner. In addition, reflects the change in rental equipment depreciation resulting from the write-up of rental equipment assets to fair value arising from purchase accounting.
(b.) Reflects the decrease in rent expenses resulting from the Company's current lease terms as compared to the lease terms entered into by the former owners.
(c.) Reflects the decrease resulting from differentials between the compensation levels of the former owners and the terms of the employment agreements entered into between the Company and certain of the former owners.
(d.) Reflects the amortization of goodwill calculated on a goodwill life of 40 years.
(e.) Reflects the increased interest expense at the Company's borrowing rate on the indebtedness resulting from the purchase of The Plank Company LP. (f.) Reflects the income tax rate that would have been in effect if the companies had been combined and subject to a federal statutory rate of 34% and the applicable state statutory rate.
(g.) Pro forma earnings per share have been calculated as follows:

                                                                Twelve    Six
                                                                Months  Months
                                                                Ended    Ended
                                                               12/31/98 6/30/99
                                                               -------- -------
   Income available to stockholders--basic.................... $13,914  $ 7,444
   Plus: interest on convertible debenture, net of tax........     202      348
                                                               -------  -------
   Income available to stockholders--diluted.................. $14,116  $ 7,792
                                                               =======  =======
   Weighted average shares outstanding........................  19,772   24,123
     Less: unvested stock.....................................   1,147      779
                                                               -------  -------
   Basic weighted average shares outstanding..................  18,625   23,344
                                                               -------  -------
   Plus:
     Unvested stock...........................................   1,147      779
     Convertible debt.........................................     539    1,414
     Preferred stock..........................................     --     1,446
                                                               -------  -------
   Diluted weighted average shares............................  20,311   26,983
                                                               =======  =======
   Basic EPS.................................................. $  0.75  $  0.32
                                                               =======  =======
   Diluted EPS................................................ $  0.69  $  0.29
                                                               =======  =======